UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2006

NATIONAL TECHNICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California	0-16438	95-4134955
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

24007 Ventura Blvd., Suite 200 Calabasas, California (Address of Principal Executive Offices)	91302 (Zip Code)

(818) 591-0776
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

           On June 9, 2006, as partial consideration for the purchase of substantially all of the assets of B&B Technologies, Inc. (“B&B”), by a subsidiary of the Registrant, the Registrant issued 83,243 shares of its Common Stock to B&B. The above-referenced shares of Common Stock were issued and sold by the Registrant in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 8.01. Other Events.

          On June 12, 2006, the Registrant issued a press release announcing the purchase by NTS Sub of substantially all of the assets of B&B. A complete copy of the press release is included with this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits.

Exhibit No.	Title

99.1	Press release issued June 12, 2006 by the Registrant entitled “National Technical Systems Acquires B & B Technologies.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Technical Systems, Inc.

Date: June 12, 2006	By:	/s/ Lloyd Blonder

Lloyd Blonder
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Title

99.1	Press release issued June 12, 2006 by the Registrant entitled “National Technical Systems Acquires B & B Technologies.”